UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 31, 2023

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe , Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(
318
)
388-9000
(Registrant’s telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1025 Eldorado Blvd.
Broomfield , Colorado	80021-8869
(Address of principal executive offices)	(Zip Code)
(720)
888-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of any registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered by Lumen Technologies, Inc. pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.00 per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether any registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On March 16, 2023, Lumen Technologies, Inc. (“Lumen”) announced that its indirect wholly owned subsidiary, Level 3 Financing, Inc. (“Level 3 Financing”), had commenced offers to issue up to $1,100,000,000 principal amount of Level 3 Financing’s 10.500% Senior Secured Notes due 2030 (the “New Notes”) in exchange, subject to various caps and acceptance priority levels, for Lumen’s outstanding unsecured 5.625% Senior Notes, Series X, due 2025, 7.200% Senior Notes, Series D, due 2025, 5.125% Senior Notes due 2026, 6.875% Debentures, Series G, due 2028, 5.375% Senior Notes due 2029, 4.500% Senior Notes due 2029, 7.600% Senior Notes, Series P, due 2039 and 7.650% Senior Notes, Series U, due 2042 (collectively, the “Lumen Notes”) validly tendered in the exchange offers by eligible holders (the “Exchange Offers”), each of which is subject to the limitations, restrictions, terms and conditions set forth in Level 3 Financing’s Offering Memorandum dated March 16, 2023 (the “Offering Memorandum”), as supplemented by a current report on Form
8-K
filed by Lumen and Level 3 Financing on March 27, 2023 and amended by the March 30 Press Release (defined below).
On March 30, 2023, Lumen issued a press release (the “March 30 Press Release”) announcing (i) early results with respect to the Exchange Offers and (ii) an increase in the 2029 Combined Cap (as described in such release) from $400,000,000 to $460,000,000.
On March 31, 2023, in connection with completing the early settlement of the Exchange Offers (the “Early Settlement Transactions”), Level 3 Financing issued approximately $915 million aggregate principal amount of New Notes in exchange for approximately $1.535 billion aggregate principal amount of Lumen Notes.
The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, (1) to persons reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (2) to
non-U.S.
persons outside the United States as defined in Rule 902 under the Securities Act in transactions in compliance with Regulation S under the Securities Act, who are
“non-U.S.
qualified offerees.” Additional information about the Exchange Offers appears below.

Item 1.01	Entry into a Material Definitive Agreement.
Indenture Related to Issuance of New Notes
In connection with the Early Settlement Transactions, Level 3 Financing, as Issuer, Level 3 Parent, LLC (“Level 3 Parent”), as a Guarantor, certain subsidiaries of Level 3 Financing, as Guarantors, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Note Collateral Agent, entered into an Indenture dated March 31, 2023 (the “Indenture), which governs the terms of the New Notes issued on such date.
The New Notes will mature on May 15, 2030. Interest on the New Notes will accrue from March 31, 2023 and is payable on May 15 and November 15 of each year, beginning on November 15, 2023.
The New Notes are (i) unsubordinated and secured obligations of Level 3 Financing, ranking equal in right of payment with all existing and future indebtedness of Level 3 Financing that is not expressly subordinated in right of payment to the New Notes; (ii) secured on a senior lien basis by the collateral securing the New Notes, subject to a shared lien of equal priority with the other senior secured obligations of Level 3 Financing secured by such collateral of Level 3 Financing and subject to other liens permitted by the Indenture; (iii) effectively senior to all existing and future senior unsecured indebtedness of Level 3 Financing to the extent of the value of the collateral provided by Level 3 Financing (after giving effect to the sharing of such value with holders of equal ranking liens on such collateral); (iv) contractually senior in right of payment to all existing and future indebtedness of Level 3 Financing that is expressly subordinated in right of payment to the New Notes; (v) effectively subordinated to any obligations of Level 3 Financing secured by liens on assets of Level 3 Financing that do not constitute collateral, with respect to the New Notes, to the extent of the value of such assets; (vi) effectively subordinated to all liabilities of Level 3 Financing’s subsidiaries that are not guarantors; and (vii) effectively senior to all liabilities of Lumen and the other members of the Lumen Credit Group (as defined in the Indenture) that are not guaranteed by Level 3 Financing or the guarantors of the New Notes, to the extent of the value of the assets of Level 3 Financing (after giving effect to the sharing of such value with holders of equal ranking obligations or, in the case of assets constituting collateral, with holders of equal ranking liens on such collateral).
The New Notes are fully and unconditionally guaranteed, jointly and severally, on an unsubordinated and secured basis by Level 3 Parent and each Issuer Restricted Subsidiary (as defined in the Indenture) that becomes a guarantor pursuant to the terms of the Indenture (subject to receipt of the regulatory approvals described herein). The New Notes are not guaranteed by Lumen or any other member of the Lumen Credit Group. Each guarantee of the New Notes is (i) an unsubordinated and secured obligation of the applicable guarantor, ranking equal in right of payment with all existing and future indebtedness of the applicable guarantor that is not expressly subordinated in right of payment to the guarantee of such guarantor; (ii) secured on a senior lien basis by the collateral securing the guarantee, subject to a shared lien of equal priority with the other senior secured obligations of such guarantor secured by such collateral (which initially will consist of only a portion of the collateral securing such other secured indebtedness of such guarantor); (iii) effectively senior to all existing and future senior unsecured indebtedness of such guarantor to the extent of the value of the collateral provided by such guarantor (after giving effect to the sharing of such value with holders of equal ranking liens on such collateral); (iv) contractually senior in right of payment to all existing and future indebtedness of such guarantor that is expressly subordinated in right of payment to the guarantee of such guarantor; (v) effectively subordinated to any obligations of such guarantor secured by liens on assets of such guarantor that do not constitute collateral with respect to such guarantee, to the extent of the value of such assets; (vi) effectively subordinated to all liabilities of the subsidiaries (other than Level 3 Financing) of such guarantor that are not themselves guarantors and (vii) effectively senior to all liabilities of Lumen and the other members of the Lumen Credit Group that are not guaranteed by the Issuer or the guarantors of the New Notes, to the extent of the value of the assets of the guarantors (after giving effect to the sharing of such value with holders of equal ranking obligations or, in the case of assets constituting collateral, with holders of equal ranking liens on such collateral).
The New Notes are subject to redemption at the option of Level 3 Financing, in whole or in part, at any time or from time to time (i) prior to May 15, 2026, at 100% of the principal amount of New Notes so redeemed plus the applicable “make-whole” premium set forth in the Indenture and accrued and unpaid interest thereon (if any) up to, but not including, the redemption date, and (ii) on and after May 15, 2026, at redemption prices (expressed as a percentage of principal amount) equal to (A) 105.250%, for redemptions between May 15, 2026 and May 14, 2027, (B) 102.625%, for redemptions between May 15, 2027 and May 14, 2028, and (C) 100.000%, for redemptions on or after May 15, 2028, plus
, in each case, accrued and unpaid interest thereon (if any) up to, but not including, the redemption date. In addition, at any time or from time to time prior to May 15, 2026, Level 3 Financing may, at its option and subject to certain conditions, redeem up to 40% of the aggregate principal amount of the New Notes at a redemption price equal to 110.500% of the principal amount of the New Notes so redeemed, plus accrued and unpaid interest thereon (if any) to, but not including, the redemption date, with the net cash proceeds from one or more sales of equity by Level 3 Parent that meet the terms and conditions specified in the Indenture.
Upon the occurrence of certain specified change of control events, Level 3 Financing will be required, unless it has elected to redeem the New Notes as described above, to make an offer to repurchase the New Notes at a price in cash equal to 101% of their aggregate principal amount, plus accrued and unpaid interest thereon (if any) to, but not including, the date of repurchase.
The Indenture provides for customary events of default, including, among other things, the (i) failure to pay principal or premium (if any) or interest (subject to a grace period) on the New Notes when due; (ii) failure to perform specified covenants or other covenants continued for 90 days after written notice with respect thereto to Level 3 Financing by the Trustee or the holders of at least 30% of the aggregate principal amount of such New Notes then outstanding; or (iii) occurrence of certain specified defaults, judgments, bankruptcy proceedings, insolvencies or other events relating to Level 3 Parent, Level 3 Financing or certain of its significant subsidiaries. In addition, subject to the terms and conditions set forth in the Indenture, if certain specified events of default with respect to the New Notes occur and are continuing, the Trustee or holders of at least 30% of the aggregate principal amount of the New Notes then outstanding may declare the principal of the New Notes to be due and payable immediately.

The Indenture contains certain restrictive covenants that limit the incurrence of additional indebtedness, liens and certain corporate transactions. These covenants are subject to a number of important limitations and exceptions, and are subject to termination upon the occurrence of certain events described in the Indenture.
The New Notes have not been nor will be registered under the Securities Act, and the New Notes may not be offered or sold in the United States absent registration or an exemption from registration requirements. The New Notes were issued to (1) persons reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and
(2) non-U.S.
persons outside the United States as defined in Rule 902 under the Securities Act in transactions in compliance with Regulation S under the Securities Act, who are
“non-U.S.
qualified offerees”.
The foregoing description of the Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indenture and the form of New Notes, copies of each of which are filed as exhibits to this Current Report, and are incorporated by reference herein.
Other Information
In reviewing the documents included as exhibits to this Current Report, please note that they are included to provide you with additional information regarding the terms of the Early Settlement Transactions and are not intended to provide any other factual or disclosure information about Level 3 Financing, Level 3 Parent or the other parties thereto. Additional information about Level 3 Parent may be found elsewhere in its public filings, which are available without charge through the website of the U.S. Securities and Exchange Commission at http://www.sec.gov.
Additional information about the Early Settlement Transactions is included in the press release filed as Exhibit 99.1 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.
The Lumen Notes acquired in connection with the Early Settlement Transactions have been retired and cancelled, resulting in a net reduction in the aggregate principal amount of Lumen’s consolidated indebtedness of approximately $620 million.
A copy of the March 30 Press Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
For further information on the Exchange Offers, including information regarding
the expiration date applicable thereto and the passage of the deadline for withdrawing tenders of Lumen Notes, see the Offering Memorandum and the March 30 Press Release.

Forward-Looking Statements
Except for historical and factual information, the matters set forth in this Current Report on Form
8-K
identified by words such as “will,” “should,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements for several reasons, including those discussed in Exhibit 99.1. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

4.1	Indenture, dated March 31, 2023, among Level 3 Financing, as Issuer, Level 3 Parent, as a Guarantor, the other guarantors party thereto, and The Bank of New York Mellon Trust Company, as Trustee and Note Collateral Agent, relating to the New Notes.

4.2	Form of New Notes (included in Exhibit 4.1).

99.1	Press Release dated March 30, 2023 announcing the early results of the Exchange Offers.

104	Cover page formatted in Inline XBRL and contained in Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. and Level 3 Parent, LLC have duly caused this Current Report on Form
8-K
to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: March 31, 2023	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President, General Counsel and Secretary

LEVEL 3 PARENT, LLC

Dated: March 31, 2023	By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President and General Counsel